UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2011

Cintas Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.0. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 459-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

In the past, Cintas Corporation (the “Company”) has engaged Frost Brown Todd LLC for a variety of legal services.  Scott D. Phillips, a partner of Frost Brown, is the son of David C. Phillips, a member of the Company’s board of directors.  In September 2010, the Company committed to a provider of proxy voting and corporate governance services that it would not use Frost Brown for more than $10,000 of legal services during the twelve-month period starting from the date of such commitment.  During such twelve-month period, the Company did not utilize Frost Brown for legal services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

	By:	/s/ William C. Gale
		Name:	William C. Gale
		Title:	Senior Vice President and
Chief Financial Officer

Dated: September 29, 2011